Exhibit (a)(1)(B)
SIGN-ON SCREEN
Welcome to the Liberty Global, Inc. website for its Offer to Exchange
Certain Stock Option and Stock Appreciation Rights Awards
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If you have misplaced or do not know your UBS User ID, please email negan@lgi.com or bframsted@lgi.com.
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CHANGE PASSWORD SCREEN
To change your password, enter your User ID, Old Password, New Password, Re-enter New Password and Click on the Update button. Passwords must be at least eight characters long, but not longer than 14 characters. They must contain both upper and lower case letters, and must contain at least one numeric character and one special character.
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DATA PRIVACY SCREEN
DATA PRIVACY
To administer the Exchange Offer, we must collect, use and transfer personal data regarding you and your Eligible Awards, including, but not limited to, your name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, any shares of stock or directorships held in LGI or its subsidiaries, details of all awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor. Further, we may have to pass that information on to third parties who are assisting with the Exchange Offer. By submitting an Election Form, you explicitly and unambiguously agree to such collection, use and transfer, in electronic or other form, of your personal data by us and the third parties assisting us with the Exchange Offer, for the exclusive purpose of implementing, administering, and managing your participation in the Exchange Offer. By submitting an Election Form, you also acknowledge and agree that:
•	the parties receiving this data may be located outside of your country, and the recipient’s country may have different data privacy laws and protections than your country;

•	the data will be held only as long as necessary to implement, administer and manage the program;

•	you can request from us a list with the names and addresses of any potential recipients;

•	you can request additional information about how the data is stored and processed; and

•	you can request that the data be amended if it is incorrect.
If you are an Eligible Participant residing in certain jurisdictions outside of the United States, you can withdraw your consent to the collection, use and transfer of your data by contacting us. However, if you withdraw your consent, it may affect your ability to participate in the Exchange Offer. Please contact Liberty Global, Inc. if you have any questions.
[ENTER EXCHANGE OFFER WEBSITE]

WELCOME SCREEN
[Administration] [Exchange Info] [Make an Election]
Welcome to the Liberty Global Exchange Offer Website
PARTICIPANT’S NAME
We are pleased to announce the Liberty Global offer to exchange (the Exchange Offer) certain grants of outstanding stock options and outstanding stock appreciation rights (each an Eligible Award) for a new grant of stock appreciation rights (New SARs). The Exchange Offer launched on May 19, 2009, and will remain open until 11:59 p.m., Eastern Time, on June 16, 2009, unless extended.
Withdrawal Instructions
If you have previously submitted an election to exchange some or all of your Eligible Awards in the Exchange Offer and wish to withdraw your election, you must submit a new election by clicking on the “Make an Election” link, indicating that you do not want to tender one or more of your Eligible Awards by marking the “No” box in the “Exchange Eligible Awards” column for the particular grant(s) you want to withdraw, and submitting the new election prior to the Expiration Date.
[EXCHANGE INFORMATION]

EXCHANGE INFO SCREEN
[Administration] [Exchange Info] [Make an Election]
Exchange Offer Information
Click on a link below to view Exchange Offer information.
OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS AND SARS FOR NEW SARS
LIBERTY GLOBAL, INC. 2005 INCENTIVE PLAN
FORM OF NEW STOCK APPRECIATION RIGHTS AGREEMENT
TENDER OFFER DOCUMENTS
EXCHANGE OFFER FAQ
EXCHANGE OFFER PRESENTATION
EXCHANGE OFFER WEBSITE INSTRUCTIONS
DUTCH TAX RULING
[RETURN TO HOME PAGE]          [MAKE AN ELECTION]

ELECTION SCREEN
[Administration] [Exchange Info] [Make an Election]
LIBERTY GLOBAL ELECTION FORM
RE: OFFER TO EXCHANGE ELIGIBLE AWARDS PURSUANT TO THE OFFER TO EXCHANGE
CERTAIN OUTSTANDING STOCK OPTIONS AND STOCK APPRECIATION RIGHTS FOR
NEW STOCK APPRECIATION RIGHTS
DATED May 19, 2009
THE OFFER EXPIRES AT 11:59 P.M., EASTERN TIME, ON JUNE 16, 2009,
UNLESS THE OFFER IS EXTENDED

Name:	Employee ID:
Address:
Indicate your decision to tender your Eligible Awards identified below in exchange for a grant of New SARs by checking the “Yes” box in the “Exchange Eligible Awards” column. If you do not want to tender one or more of your Eligible Awards, mark the “No” box in the “Exchange Eligible Awards” column for that particular grant. If you do not mark the “Yes” box with respect to a grant of Eligible Awards, your election with respect to such grant of Eligible Awards will default to “No”. In that event, such Eligible Awards will not be exchanged, and you will not become entitled to the award of New SARs for those Eligible Awards. You may not tender only a portion of a grant of Eligible Awards with the same grant date and for the same series of stock (LBTYA or LBTYK).

	Original		Exercise/Base	Number	Number	Exchange
Series of	Grant	Grant	Price Per	of Eligible	of New	Eligible
Stock	Date	Number	Share	Awards	SARs	Awards?
☐Yes
☐No
☐Yes
☐No
☐Yes
☐No
PLEASE NOTE that your elections will not be complete until you review and accept the completed Election Form that will appear when you click PROCEED TO CONFIRMATION on the NEXT screen. The information you provided above regarding your elections will be reflected in the Election Form.
IN ADDITION, please note that if you were granted awards in both May and August of 2007 or both May and August of 2008, only the first grant of such awards in the same year are considered Eligible Awards and may be tendered in the Exchange Offer. All Eligible Awards tendered in the Exchange Offer will be cancelled at 11:59 p.m., Eastern Time, on June 16, 2009, unless we extend the period the Exchange

Offer is open. However, if an Eligible Award you tender for exchange has an exercise price or base price per share less than the 52-week high closing sale price of LBTYA or LBTYK, as applicable, as reported on The Nasdaq Global Select Market on the expiration date of the Exchange Offer, that Eligible Award will not be accepted and will remain outstanding in accordance with their original terms. You will not receive any new SARs or other benefit for those non-eligible awards. Your election will remain intact for any other Eligible Awards you have elected to exchange. Your election will become irrevocable on the expiration date for the Exchange Offer, which is currently scheduled to be June 16, 2009, at 11:59 p.m., Eastern Time.
[RETURN TO PREVIOUS SCREEN] [NEXT]

ELECTION REVIEW SCREEN
[Administration] [Exchange Info] [Make an Election]
ELECTION REVIEW
You have made the following elections with respect to your Eligible Awards:

	Original		Exercise/Base	Number	Number	Exchange
Series of	Grant	Grant	Price Per	of Eligible	of New	Eligible
Stock	Date	Number	Share	Awards	SARs	Awards?
☐Yes
☐No
☐Yes
☐No
☐Yes
☐No
Is this information correct? If yes, click PROCEED TO CONFIRMATION to continue. If no, click RETURN TO PREVIOUS SCREEN and make your corrections.
[RETURN TO PREVIOUS SCREEN] [PROCEED TO CONFIRMATION]

ELECTION FORM CONFIRMATION SCREEN
[Administration] [Exchange Info] [Make an Election]
Liberty Global Election Form
RE: Offer to Exchange Certain Outstanding Stock Options
and Stock Appreciation Rights for New Stock Appreciation Rights
Dated May 19, 2009
THE EXCHANGE OFFER EXPIRES AT 11:59 P.M., EASTERN TIME, ON JUNE 16, 2009,
UNLESS THE EXCHANGE OFFER IS EXTENDED

Name:	Employee ID:
Address:
Before submitting this Election Form, please make sure you have received and read the documents that make up the Exchange Offer, including: (1) the Offer to Exchange Certain Outstanding Stock Options and Stock Appreciation Rights for New Stock Appreciation Rights, dated May 19, 2009 (the “Exchange Offer Document”) and (2) this Election Form. The Exchange Offer is subject to the terms and conditions of these documents and expires at 11:59 p.m., Eastern Time, on June 16, 2009, unless extended. To view the Exchange Offer Document and other Exchange Offer information, click on Exchange Info tab above.
If you elect to participate in the Exchange Offer, you may exchange a portion of your Eligible Awards (as defined in the Exchange Offer Document), and you may elect to tender Eligible Awards for only LGI Series A common stock (“LBTYA”) or LGI Series C common stock (“LBTYK”). If you tender for exchange an Eligible Award for either LBTYA or LBTYK, all Eligible Awards with the same grant date and for the same series of our common stock must be tendered for exchange.
BY PARTICIPATING, YOU AGREE TO ALL TERMS OF THE EXCHANGE OFFER AS SET FORTH IN THE EXCHANGE OFFER DOCUMENT AND THIS ELECTION FORM. IN ADDITION, YOUR ACCEPTANCE OF THE EXCHANGE OFFER WILL BE DEEMED YOUR ACCEPTANCE OF THE STOCK APPRECIATION RIGHTS AGREEMENT FOR YOUR GRANT OF NEW SARS.
Indicate your decision to tender your Eligible Awards identified below in exchange for a grant of New SARs by checking the “Yes” box in the “Exchange Eligible Awards” column. If you do not want to tender one or more of your Eligible Awards, mark the “No” box in the “Exchange Eligible Awards” column for that particular grant. If you do not mark the “Yes” box with respect to a grant of Eligible Awards, your election with respect to such grant of Eligible Awards will default to “No”. In that event, such Eligible Awards will not be exchanged, and you will not become entitled to the award of New SARs for those Eligible Awards. You may not tender only a portion of a grant of Eligible Awards for the same series of our common stock.

	Original		Exercise/Base	Number	Number	Exchange
Series of	Grant	Grant	Price Per	of Eligible	of New	Eligible
Stock	Date	Number	Share	Awards	SARs	Awards?
☐Yes
☐No
☐Yes
☐No
☐Yes
☐No
Please note that if you were granted awards in both May and August of 2007 or both May and August of 2008, only the first grant of such awards in the same year are considered Eligible Awards. All Eligible Awards tendered in the Exchange Offer will be cancelled at 11:59 p.m., Eastern Time, on June 16, 2009, unless we extend the period the Exchange Offer is open. However, if an Eligible Award you tender for exchange has an exercise price or base price per share less than the 52-week high closing sale price of LBTYA or LBTYK, as applicable, as reported on The Nasdaq Global Select Market on the expiration date of the Exchange Offer, that Eligible Award will not be accepted and will remain outstanding in accordance with their original terms. You will not receive any new SARs or other benefit for those non-eligible awards. Your election will remain intact for any other Eligible Awards you have elected to exchange. You election will become irrevocable on the expiration date for the Exchange Offer, which is currently scheduled to be June 16, 2009, at 11:59 p.m., Eastern Time.
THIS ELECTION FORM MUST BE RECEIVED NO LATER THAN
11:59 P.M., EASTERN TIME, ON THE EXPIRATION DATE.
To accept and submit this Election Form, click I AGREE. If you do not wish to accept and submit this Election Form, click RETURN TO PREVIOUS SCREEN. By clicking I AGREE, you are acknowledging that you understand and agree that:
1.	You have received a copy of the Exchange Offer Document, dated May 19, 2009, as amended or supplemented, and all of the ancillary materials (the “Exchange Offer Materials”) from Liberty Global. You have read and agreed to be bound by all of the terms and conditions of the Exchange Offer as described in the Exchange Offer Materials.

2.	Liberty Global’s receipt of your Election Form is not by itself an acceptance of your Eligible Awards for exchange. For purposes of the Exchange Offer, we will be deemed to have accepted options and stock appreciation rights for exchange that are validly tendered and not properly withdrawn as of when we give oral or written notice to the Eligible Participants (as defined in the Exchange Offer Document) generally of our acceptance for exchange of such Eligible Awards, which notice may be made by e-mail or other method of communication.

3.	You understand that, upon acceptance by Liberty Global, your election to participate will constitute a binding agreement between Liberty Global and you with respect to all of your Eligible Awards that are accepted for cancellation and exchanged, unless you return to the

Exchange Offer website and click “No” on the Make an Election tab with respect to your Eligible Awards before the expiration of the Exchange Offer.

4.	You understand that if you cease to be employed or serve as a consultant to/by Liberty Global or any of it subsidiaries before Liberty Global grants you New SARs in exchange for your Eligible Awards, you will not receive New SARs. Instead, you will keep your current Eligible Awards, and they will expire in accordance with their terms.

5.	You are the registered holder of the Eligible Awards tendered hereby, and your name and other information appearing on the Election Form are true and correct.

6.	You are not required to tender your Eligible Awards pursuant to the Exchange Offer.

7.	You agree that your decision to accept or reject the Exchange Offer with respect to your Eligible Awards is entirely voluntary and is subject to the terms and conditions of the Offer to Exchange.

8.	You agree that decisions with respect to future grants under the 2005 Incentive Plan, if any, will be at the sole discretion of Liberty Global.

9.	You agree that the Exchange Offer is a one-time offer that does not create any contractual or other right to receive future offers, SARs or benefits in lieu of offers.

10.	You understand that if you validly tender your Eligible Awards for exchange, and such Eligible Awards are accepted for cancellation and exchange, you will receive New SARs to acquire shares of LBTYA or LBTYK, as appropriate, and you will lose all of your rights to any shares under such Eligible Awards, and by signing and submitting this Election Form, you are agreeing to the terms of the New Stock Appreciation Rights Agreement governing the terms of each New SAR granted to you in exchange for your Eligible Awards pursuant to the Exchange Offer, the form of which can be accessed by clicking on the “Form of New Stock Appreciation Rights Agreement” on the “Exchange Offer Information” screen.

11.	You agree that: (i) the value of any shares obtained upon exercise of the New SARs made pursuant to the Exchange Offer is an extraordinary item of income which is outside the scope of your employment or consulting contract, if any; and (ii) the Exchange Offer value of any new SARs made pursuant to the Exchange Offer is not part of normal or expected compensation for any purpose, including but not limited to purposes of calculating any severance, resignation, dismissal, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

12.	You agree that the future value of the shares of LGI’s common stock underlying the New SARs is unknown and cannot be predicted with certainty.

13.	You agree that no claim or entitlement to compensation or damages shall arise from forfeiture of the right to participate in the Exchange Offer or New SARs resulting from termination of your employment or consulting relationship with Liberty Global or it subsidiaries (for any reason whatsoever and whether or not in breach of local labor laws) and you irrevocably release Liberty Global and it subsidiaries from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, you shall be deemed irrevocably to have waived you entitlement to pursue such claim.

14.	Regardless of any action that Liberty Global or a subsidiary of Liberty Global takes with respect to any or all income tax, social insurance, payroll tax or other tax-related withholding related to the Exchange Offer or New SARs (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items is and remains your sole responsibility and may exceed the amount actually withheld by Liberty Global or its subsidiaries, if any. You further acknowledge that Liberty Global and/or its subsidiaries (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Exchange Offer and the New SARs, including, but not limited to, the exchange of Eligible Awards, grant, vesting or exercise of the New SARs, the issuance of shares upon exercise, the subsequent sale of shares acquired pursuant to such exercise; and (2) do not commit to and are under no obligation to structure the terms of the Exchange Offer or New SARs to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you have become subject to tax in more than one jurisdiction between the date of the grant of New SARs and the date of any relevant taxable or tax withholding event, as applicable, you acknowledge that Liberty Global and/or its subsidiaries may be required to withhold or account for Tax-Related Items in more than one jurisdiction. In that regard, you authorize Liberty Global and/or its subsidiaries to withhold all Tax-Related Items legally payable by you pursuant to the terms of your new stock appreciation rights agreement and the 2005 Incentive Plan.

15.	Liberty Global and/or any independent firms hired with respect to the Exchange Offer cannot give you legal, tax or investment advice with regard to the Exchange Offer and Liberty Global has advised you to consult with your own legal, accounting and tax advisors as to the consequences of participating or not participating in the Exchange Offer before making any decision whether to participate.

16.	You understand that participation in the Exchange Offer will not be construed as a right to your continued employment or consulting relationship with Liberty Global or any of its subsidiaries for any period, and that your employment or consulting relationship can be terminated at any time by you, Liberty Global or one of its subsidiaries, as applicable, with or without cause or notice, in accordance with the terms of your employment or consulting relationship.

17.	You understand that, as described in the sections “The Exchange Offer-Conditions of The Exchange Offer” and “The Exchange Offer-Extension of Exchange Offer; Termination; Amendment” of the Exchange Offer Document, Liberty Global may extend, amend, withdraw or terminate the Exchange Offer and postpone its acceptance and cancellation of your Eligible Awards that you have tendered for exchange. In any such event, you understand that the Eligible Awards tendered for exchange but not accepted will remain in effect with their current terms and conditions.

18.	You understand that your elections pursuant to this Election Form will survive your death or incapacity and will be binding upon your heirs, personal representatives, successors and assigns.
Name:
Email Address:
Employee ID:
Date and Time:
[RETURN TO PREVIOUS SCREEN] [I AGREE]

When this screen loads, a pop-up dialogue box will appear with the following text:

In order for your Election Form to be valid, the “Dutch Tax and Social Security Contributions Agreement” on this page must be printed by clicking “Print Document” at the bottom of the screen, signed by you, and submitted to Liberty Global, Inc. via email to equity@lgi.com, fax to Human Resources Dept., ATTN: John Foley at 1-303-220-6639, or delivery by hand, registered mail, or courier to Liberty Global Human Resources Dept., ATTN: John Foley, 12300 Liberty Blvd., Englewood, CO 80112.
[OK]
DUTCH TAX RULING CONSENT SCREEN
[Administration] [Exchange Info] [Make an Election]
AGREEMENT REGARDING DUTCH TAX AND SOCIAL SECURITY CONTRIBUTIONS FOR EMPLOYEES
ELECTING TO PARTICIPATE IN EXCHANGE OFFER
An employer-employee relationship is in effect between [NAME OF EMPLOYEE] (hereinafter to be referred to as the “Employee”) and [NAME OF EMPLOYER] (hereinafter to be referred to as the “Employer”).
The Employer’s parent company, Liberty Global, Inc. (the “Company”), has offered the Employee the right to participate in an exchange of stock appreciation rights (“SARs”) pursuant to the terms and conditions that are described in the Offer to Exchange Certain Outstanding Stock Options and Stock Appreciation Rights for New Stock Appreciation Rights, dated May 19, 2009, for new SARs to be settled in stock (hereinafter to be referred to as the “Exchange Offer”).
If Employee elects to participate in the Exchange Offer, on June 16, 2009 or such later date on which the Exchange Offer expires (the “Expiration Date of the Exchange Offer”), the Company will grant the Employee a certain number of SARs to be settled in stock, with respect to shares of the Company’s common stock (hereinafter to be referred to as “Rights”) under the Liberty Global, Inc. 2005 Equity Incentive Plan. The Rights are granted in exchange for the cancellation of previously granted SARs of the Company’s common stock (“Exchanged SARs”).
On May 7, 2009, the Employer received confirmation of the Dutch Tax Authorities about the consequences of the Exchange Offer for Dutch tax and social security purposes. The Dutch Tax Authorities confirmed that no Dutch taxes and/or social security contributions are due in connection with the Exchange Offer, provided that:

(i)	no loss and/or refund is claimed for Dutch wage and/or personal income tax purposes by the Employee and/or the Employer with respect to Exchanged SARs that are voluntarily surrendered pursuant to the Exchange Offer;

(ii)	the full gain derived from exercising the Rights and issuance of shares of the Company’s common stock received as a result of the Exchange Offer constitutes taxable wages for both Dutch tax and social security purposes, and

(iii)	the Employer informs the competent inspector of the Dutch Tax Authorities about this agreement as soon as possible following the Expiration Date of the Exchange Offer by sending him or her a copy of this agreement.
By signing this agreement both the Employer and the Employee unconditionally accept the terms and conditions of the Dutch Tax Authorities as described above.
Agreed on [DATE].

[NAME OF EMPLOYER]	[NAME OF EMPLOYEE]
[OFFICER]	{ADDRESS]
LVN: [NUMBER]	Social Security Number:
In order for your Election Form to be valid, the “Dutch Tax and Social Security Contributions Agreement” on this page must be printed by clicking “Print Document” at the bottom of the screen, signed by you and submitted to Liberty Global, Inc. via email to equity@lgi.com, fax to Human Resources Dept., ATTN: John Foley at 1-303-220-6639, or delivery by hand, registered mail, or courier to Liberty Global Human Resources Dept., ATTN: John Foley, 12300 Liberty Blvd., Englewood, CO 80112.
[RETURN TO HOME PAGE]     [PRINT DOCUMENT]     [NEXT]

PRINTABLE VERSION — DUTCH TAX CONSENT
AGREEMENT REGARDING DUTCH TAX AND SOCIAL SECURITY CONTRIBUTIONS FOR EMPLOYEES
ELECTING TO PARTICIPATE IN EXCHANGE OFFER
An employer-employee relationship is in effect between [NAME OF EMPLOYEE] (hereinafter to be referred to as the “Employee”) and [NAME OF EMPLOYER] (hereinafter to be referred to as the "Employer”).
The Employer’s parent company, Liberty Global, Inc. (the “Company”), has offered the Employee the right to participate in an exchange of stock appreciation rights (“SARs”) pursuant to the terms and conditions that are described in the Offer to Exchange Certain Outstanding Stock Options and Stock Appreciation Rights for New Stock Appreciation Rights, dated May 19, 2009, for new SARs to be settled in stock (hereinafter to be referred to as the “Exchange Offer”).
If Employee elects to participate in the Exchange Offer, on June 16, 2009 or such later date on which the Exchange Offer expires (the “Expiration Date of the Exchange Offer”), the Company will grant the Employee a certain number of SARs to be settled in stock, with respect to shares of the Company’s common stock (hereinafter to be referred to as “Rights”) under the Liberty Global, Inc. 2005 Equity Incentive Plan. The Rights are granted in exchange for the cancellation of previously granted SARs of the Company’s common stock (“Exchanged SARs”).
On May 7, 2009, the Employer received confirmation of the Dutch Tax Authorities about the consequences of the Exchange Offer for Dutch tax and social security purposes. The Dutch Tax Authorities confirmed that no Dutch taxes and/or social security contributions are due in connection with the Exchange Offer, provided that:
(i)	no loss and/or refund is claimed for Dutch wage and/or personal income tax purposes by the Employee and/or the Employer with respect to Exchanged SARs that are voluntarily surrendered pursuant to the Exchange Offer;

(ii)	the full gain derived from exercising the Rights and issuance of shares of the Company’s common stock received as a result of the Exchange Offer constitutes taxable wages for both Dutch tax and social security purposes, and

(iii)	the Employer informs the competent inspector of the Dutch Tax Authorities about this agreement as soon as possible following the Expiration Date of the Exchange Offer by sending him or her a copy of this agreement.
By signing this agreement both the Employer and the Employee unconditionally accept the terms and conditions of the Dutch Tax Authorities as described above.
Agreed on [DATE].

[NAME OF EMPLOYER]	[NAME OF EMPLOYEE]
[OFFICER]	[ADDRESS]
LVN: [NUMBER]	Social Security Number:

When this screen loads, a pop-up dialogue box will appear with the following text:

Your electronic Election Form has been submitted and you should receive an email from equity@lgi.com confirming the details of your Election Form. Please retain a copy of this email for your records.
If you are not a resident of Ireland, the Netherlands, the United Kingdom, or the United States, you must print, sign and submit this Election Form before the Expiration Date to Liberty Global, Inc. via email to equity@lgi.com, fax to Human Resources Dept., ATTN: John Foley at 1-303-220-6639, or delivery by hand, registered mail, or courier to Liberty Global Human Resources Dept., ATTN: John Foley, 12300 Liberty Blvd., Englewood, CO 80112.
All participants are encouraged to print and retain a copy of this Election Form for their records.
You may change or withdraw your election before the Expiration Date by completing and submitting a new Election Form by returning to the “Make an Election” screen on this Exchange Offer website.
[OK]
PRINT CONFIRMATION SCREEN
[Administration] [Exchange Info] [Make an Election]
PRINT CONFIRMATION
Liberty Global Election Form
RE: Offer to Exchange Certain Outstanding Stock Options
and Stock Appreciation Rights for New Stock Appreciation Rights
Dated May 19, 2009
THE EXCHANGE OFFER EXPIRES AT 11:59 P.M., EASTERN TIME, ON JUNE 16, 2009,
UNLESS THE EXCHANGE OFFER IS EXTENDED

Name:	Employee ID:
Address:

Before submitting this Election Form, please make sure you have received and read the documents that make up the Exchange Offer, including: (1) the Offer to Exchange Certain Outstanding Stock Options and Stock Appreciation Rights for New Stock Appreciation Rights, dated May 19, 2009, as it may be amended or supplemented from time to time (the “Exchange Offer Document”) and (2) this Election Form. The Exchange Offer is subject to the terms and conditions of these documents and expires at 11:59 p.m., Eastern Time, on June 16, 2009, unless extended. To view the Exchange Offer Document and other Exchange Offer information, click on Exchange Info tab above.
If you elect to participate in the Exchange Offer, you may exchange a portion of your Eligible Awards (as defined in the Exchange Offer Document), and you may elect to tender Eligible Awards for only LGI Series A common stock (“LBTYA”) or LGI Series C common stock (“LBTYK”). If you tender for exchange an Eligible Award for either LBTYA or LBTYK, all Eligible Awards with the same grant date and for the same series of our common stock must be tendered for exchange.
BY PARTICIPATING, YOU AGREE TO ALL TERMS OF THE EXCHANGE OFFER AS SET FORTH IN THE EXCHANGE OFFER DOCUMENT AND THIS ELECTION FORM. IN ADDITION, YOUR ACCEPTANCE OF THE EXCHANGE OFFER WILL BE DEEMED YOUR ACCEPTANCE OF THE STOCK APPRECIATION RIGHTS AGREEMENT FOR THE APPLICABLE GRANT OF NEW SARS.
Indicate your decision to tender your Eligible Awards identified below in exchange for a grant of New SARs by checking the “Yes” box in the “Exchange Eligible Awards” column. If you do not want to tender one or more of your Eligible Awards, mark the “No” box in the “Exchange Eligible Awards” column for that particular grant. If you do not mark the “Yes” box with respect to a grant of Eligible Awards, your election with respect to such grant of Eligible Awards will default to “No”. In that event, such Eligible Awards will not be exchanged, and you will not become entitled to the award of New SARs for those Eligible Awards. You may not tender only a portion of a grant of Eligible Awards.

	Original		Exercise/Base		Number	Exchange
Series of	Grant	Grant	Price Per	Number of Eligible	of New	Eligible
Stock	Date	Number	Share	Awards	SARs	Awards?

☐ Yes ☐ No
☐ Yes ☐ No
☐ Yes ☐ No

Please note that if you were granted awards in both May and August of 2007 or both May and August of 2008, only the first grant of such awards in the same year are considered Eligible Awards and may be tendered in the Exchange Offer. All Eligible Awards tendered in the Exchange Offer will be cancelled at 11:59 p.m., Eastern Time, on June 16, 2009, unless the period the Exchange Offer is open is extended. However, if an Eligible Award you tender for exchange has an exercise price or base price per share less than the 52-week high closing sale price of LBTYA or LBTYK, as applicable, as reported on The Nasdaq Global Select Market on the expiration date of the Exchange Offer, that Eligible Award will not be accepted and will remain outstanding in accordance with their original terms. You will not receive any new SARs or other benefit for those non-eligible awards. Your election will remain intact for any other Eligible Awards you have elected to exchange. Your election will become irrevocable on the expiration date for the Exchange Offer, which is currently scheduled to be June 16, 2009, at 11:59 p.m., Eastern TIme.

THIS ELECTION FORM MUST BE RECEIVED NO LATER THAN
11:59 P.M., EASTERN TIME, ON THE EXPIRATION DATE
To accept and submit this Election Form, click I AGREE. If not accepting, click RETURN TO PREVIOUS SCREEN. By clicking I AGREE, you are acknowledging that you understand and agree that:
1.	You have received a copy of the Exchange Offer Document, dated May 19, 2009, as amended or supplemented, and all of the ancillary materials (the “Exchange Offer Materials”) from Liberty Global. You have read and agreed to be bound by all of the terms and conditions of the Exchange Offer as described in the Exchange Offer Materials.

2.	Liberty Global’s receipt of your Election Form is not by itself an acceptance of your Eligible Awards for exchange. For purposes of the Exchange Offer, we will be deemed to have accepted options and stock appreciation rights for exchange that are validly tendered and not properly withdrawn as of when we give oral or written notice to the Eligible Participants (as defined in the Exchange Offer Document) generally of our acceptance for exchange of such Eligible Awards, which notice may be made by e-mail or other method of communication.

3.	You understand that, upon acceptance by Liberty Global, your election to participate will constitute a binding agreement between Liberty Global and you with respect to all of your Eligible Awards that are accepted for cancellation and exchanged, unless you return to the Exchange Offer website and click “No” on the Make an Election tab with respect to your Eligible Awards before the expiration of the Exchange Offer.

4.	You understand that if you cease to be employed or serve as a consultant to/by Liberty Global or any of it subsidiaries before Liberty Global grants you New SARs in exchange for your Eligible Awards, you will not receive New SARs. Instead, you will keep your current Eligible Awards, and they will expire in accordance with their terms.

5.	You are the registered holder of the Eligible Awards tendered hereby, and your name and other information appearing on the Election Form are true and correct.

6.	You are not required to tender your Eligible Awards pursuant to the Exchange Offer.

7.	You agree that your decision to accept or reject the Exchange Offer with respect to your Eligible Awards is entirely voluntary and is subject to the terms and conditions of the Offer to Exchange.

8.	You agree that decisions with respect to future grants under the 2005 Incentive Plan, if any, will be at the sole discretion of Liberty Global.

9.	You agree that the Exchange Offer is a one-time offer that does not create any contractual or other right to receive future offers, SARs or benefits in lieu of offers.

10.	You understand that if you validly tender your Eligible Awards for exchange, and such Eligible Awards are accepted for cancellation and exchange, you will receive New SARs to acquire shares of LBTYA or LBTYK, as appropriate, and you will lose all of your rights to any shares under such Eligible Awards, and by signing and submitting this Election Form, you are agreeing to the terms of the New Stock Appreciation Rights Agreement governing the terms of each New SAR granted to you in exchange for your Eligible Awards pursuant to the Exchange Offer, the form of which can be accessed by clicking on the “Form of New Stock Appreciation Rights Agreement” on the “Exchange Offer Information” screen.

11.	You agree that: (i) the value of any shares obtained upon exercise of the New SARs made pursuant to the Exchange Offer is an extraordinary item of income which is outside the scope of your employment or consulting contract, if any; and (ii) the Exchange Offer value of any new SARs made pursuant to the Exchange Offer is not part of normal or expected compensation for any purpose, including but not limited to purposes of calculating any severance, resignation, dismissal, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

12.	You agree that the future value of the shares of LGI’s common stock underlying the New SARs is unknown and cannot be predicted with certainty.

13.	You agree that no claim or entitlement to compensation or damages shall arise from forfeiture of the right to participate in the Exchange Offer or New SARs resulting from termination of your employment or consulting relationship with Liberty Global or it subsidiaries (for any reason whatsoever and whether or not in breach of local labor laws) and you irrevocably release Liberty Global and it subsidiaries from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, you shall be deemed irrevocably to have waived you entitlement to pursue such claim.

14.	Regardless of any action that Liberty Global or a subsidiary of Liberty Global takes with respect to any or all income tax, social insurance, payroll tax or other tax-related withholding related to the Exchange Offer or New SARs (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items is and remains your sole responsibility and may exceed the amount actually withheld by Liberty Global or its subsidiaries, if any. You further acknowledge that Liberty Global and/or its subsidiaries (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Exchange Offer and the New SARs, including, but not limited to, the exchange of Eligible Awards, grant, vesting or exercise of the New SARs, the issuance of shares upon exercise, the subsequent sale of shares acquired pursuant to such exercise; and (2) do not commit to and are under no obligation to structure the terms of the Exchange Offer or New SARs to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you have become subject to tax in more than one jurisdiction between the date of the grant of New SARs and the date of any relevant taxable or tax withholding event, as applicable, you acknowledge that Liberty Global and/or its subsidiaries may be required to withhold or account for Tax-Related Items in more than one jurisdiction. In that regard, you authorize Liberty Global and/or its subsidiaries to withhold all Tax-Related Items legally payable by you pursuant to the terms of your new stock appreciation rights agreement and the 2005 Incentive Plan.

15.	Liberty Global and/or any independent firms hired with respect to the Exchange Offer cannot give you legal, tax or investment advice with regard to the Exchange Offer and Liberty Global has advised you to consult with your own legal, accounting and tax advisors as to the consequences of participating or not participating in the Exchange Offer before making any decision whether to participate.

16.	You understand that participation in the Exchange Offer will not be construed as a right to your continued employment or consulting relationship with Liberty Global or any of its subsidiaries for any period, and that your employment or consulting relationship can be terminated at any time by you, Liberty Global or one of its subsidiaries, as applicable, with or without cause or notice, in accordance with the terms of your employment or consulting relationship.

17.	You understand that, as described in the sections “The Exchange Offer-Conditions of The Exchange Offer” and “The Exchange Offer-Extension of Exchange Offer; Termination; Amendment” of the Exchange Offer Document, Liberty Global may extend, amend, withdraw or terminate the Exchange Offer and postpone its acceptance and cancellation of your Eligible Awards that you have tendered for exchange. In any such event, you understand that the Eligible Awards tendered for exchange but not accepted will remain in effect with their current terms and conditions.

18.	You understand that your elections pursuant to this Election Form will survive your death or incapacity and will be binding upon your heirs, personal representatives, successors and assigns.
Signature: _____________________________ __
Name:
Email Address:
Employee ID:
Date and Time:
PRINT THIS ELECTION FORM by clicking the PRINT CONFIRMATION button below and save a copy. This will serve as the election confirmation in the event our system does not register your election or provide you with an emailed “Election Confirmation Statement” within one business day after your submission. If you do not receive a confirmation email within one business day after your submission, please forward a copy of your printed Electronic Form via e-mail to equity@lgi.com.
[RETURN TO MAKE AN ELECTION]     [PRINT CONFIRMATION]     [LOGOUT]

PRINTABLE VERSION — ELECTION FORM CONFIRMATION
Liberty Global Election Form
RE: Offer to Exchange Certain Outstanding Stock Options
and Stock Appreciation Rights for New Stock Appreciation Rights
DATED May 19, 2009
THE EXCHANGE OFFER EXPIRES AT 11:59 P.M., EASTERN TIME, ON JUNE 16, 2009,
UNLESS THE EXCHANGE OFFER IS EXTENDED

Name:	Employee ID:
Address:
Before submitting this Election Form, please make sure you have received and read the documents that make up the Exchange Offer, including: (1) the Offer to Exchange Certain Outstanding Stock Options and Stock Appreciation Rights for New Stock Appreciation Rights, dated May 19, 2009, as it may be amended or supplemented from time to time (the “Exchange Offer Document”) and (2) this Election Form. The Exchange Offer is subject to the terms and conditions of these documents and expires at 11:59 p.m., Eastern Time, on June 16, 2009, unless extended. To view the Exchange Offer Document and other Exchange Offer information, click on Exchange Info tab above.
If you elect to participate in the Exchange Offer, you may exchange a portion of your Eligible Awards (as defined in the Exchange Offer Document), and you may elect to tender Eligible Awards for only LGI Series A common stock (“LBTYA”) or LGI Series C common stock (“LBTYK”). If you tender for exchange an Eligible Award for either LBTYA or LBTYK, all Eligible Awards with the same grant date and for the same series of our common stock must be tendered for exchange.
BY PARTICIPATING, YOU AGREE TO ALL TERMS OF THE EXCHANGE OFFER AS SET FORTH IN THE EXCHANGE OFFER DOCUMENT AND THIS ELECTION FORM. IN ADDITION, YOUR ACCEPTANCE OF THE EXCHANGE OFFER WILL BE DEEMED YOUR ACCEPTANCE OF THE STOCK APPRECIATION RIGHTS AGREEMENT FOR THE APPLICABLE GRANT OF NEW SARS.
Indicate your decision to tender your Eligible Awards identified below in exchange for a grant of New SARs by checking the “Yes” box in the “Exchange Eligible Awards” column. If you do not want to tender one or more of your Eligible Awards, mark the “No” box in the “Exchange Eligible Awards” column for that particular grant. If you do not mark the “Yes” box with respect to a grant of Eligible Awards, your election with respect to such grant of Eligible Awards will default to “No”. In that event, such Eligible Awards will not be exchanged, and you will not become entitled to the award of New SARs for those Eligible Awards. You may not tender only a portion of a grant of Eligible Awards.

	Original		Exercise/Base		Number	Exchange
Series of	Grant	Grant	Price Per	Number of Eligible	of New	Eligible
Stock	Date	Number	Share	Awards	SARs	Awards?

☐ Yes ☐ No
☐ Yes ☐ No
☐ Yes ☐ No

Please note that if you were granted awards in both May and August of 2007 or both May and August of 2008, only the first grant of awards in the same year are considered Eligible Awards and may be tendered in the Exchange Offer. All Eligible Awards tendered in the Exchange Offer will be cancelled and irrevocable at 11:59 p.m., Eastern Time, on June 16, 2009, unless the period the Exchange Offer is open is extended. However, if an Eligible Award you tender for exchange has an exercise price or base price per share less than the 52-week high closing sale price of LBTYA or LBTYK, as applicable, as reported on The Nasdaq Global Select Market on the expiration date of the Exchange Offer, that Eligible Award will not be accepted and will remain outstanding in accordance with their original terms. You will not receive any new SARs or other benefit for those non-eligible awards. Your election will remain intact for any other Eligible Awards you have elected to exchange. Your election will become irrevocable on the expiration date for the Exchange Offer, which is currently scheduled to be June 16, 2009, at 11:59 p.m., Eastern TIme.
THIS ELECTION FORM MUST BE RECEIVED NO LATER THAN
11:59 P.M., EASTERN TIME, ON THE EXPIRATION DATE
To accept and submit this Election Form, click I AGREE. If not accepting, click RETURN TO PREVIOUS SCREEN. By clicking I AGREE, you are acknowledging that you understand and agree that:
1.	You have received a copy of the Exchange Offer Document, dated May 19, 2009, as amended or supplemented, and all of the ancillary materials (the “Exchange Offer Materials”) from Liberty Global. You have read and agreed to be bound by all of the terms and conditions of the Exchange Offer as described in the Exchange Offer Materials.

2.	Liberty Global’s receipt of your Election Form is not by itself an acceptance of your Eligible Awards for exchange. For purposes of the Exchange Offer, we will be deemed to have accepted options and stock appreciation rights for exchange that are validly tendered and not properly withdrawn as of when we give oral or written notice to the Eligible Participants (as defined in the Exchange Offer Document) generally of our acceptance for exchange of such Eligible Awards, which notice may be made by e-mail or other method of communication.

3.	You understand that, upon acceptance by Liberty Global, your election to participate will constitute a binding agreement between Liberty Global and you with respect to all of your Eligible Awards that are accepted for cancellation and exchanged, unless you return to the

Exchange Offer website and click “No” on the Make an Election tab with respect to your Eligible Awards before the expiration of the Exchange Offer.

4.	You understand that if you cease to be employed or serve as a consultant to/by Liberty Global or any of it subsidiaries before Liberty Global grants you New SARs in exchange for your Eligible Awards, you will not receive New SARs. Instead, you will keep your current Eligible Awards, and they will expire in accordance with their terms.

5.	You are the registered holder of the Eligible Awards tendered hereby, and your name and other information appearing on the Election Form are true and correct.

6.	You are not required to tender your Eligible Awards pursuant to the Exchange Offer.

7.	You agree that your decision to accept or reject the Exchange Offer with respect to your Eligible Awards is entirely voluntary and is subject to the terms and conditions of the Offer to Exchange.

8.	You agree that decisions with respect to future grants under the 2005 Incentive Plan, if any, will be at the sole discretion of Liberty Global.

9.	You agree that the Exchange Offer is a one-time offer that does not create any contractual or other right to receive future offers, SARs or benefits in lieu of offers.

10.	You understand that if you validly tender your Eligible Awards for exchange, and such Eligible Awards are accepted for cancellation and exchange, you will receive New SARs to acquire shares of LBTYA or LBTYK, as appropriate, and you will lose all of your rights to any shares under such Eligible Awards, and by signing and submitting this Election Form, you are agreeing to the terms of the New Stock Appreciation Rights Agreement governing the terms of each New SAR granted to you in exchange for your Eligible Awards pursuant to the Exchange Offer, the form of which can be accessed by clicking on the “Form of New Stock Appreciation Rights Agreement” on the “Exchange Offer Information” screen.

11.	You agree that: (i) the value of any shares obtained upon exercise of the New SARs made pursuant to the Exchange Offer is an extraordinary item of income which is outside the scope of your employment or consulting contract, if any; and (ii) the Exchange Offer value of any new SARs made pursuant to the Exchange Offer is not part of normal or expected compensation for any purpose, including but not limited to purposes of calculating any severance, resignation, dismissal, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

12.	You agree that the future value of the shares of LGI’s common stock underlying the New SARs is unknown and cannot be predicted with certainty.

13.	You agree that no claim or entitlement to compensation or damages shall arise from forfeiture of the right to participate in the Exchange Offer or New SARs resulting from termination of your employment or consulting relationship with Liberty Global or it subsidiaries (for any reason whatsoever and whether or not in breach of local labor laws) and you irrevocably release Liberty Global and it subsidiaries from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, you shall be deemed irrevocably to have waived you entitlement to pursue such claim.

14.	Regardless of any action that Liberty Global or a subsidiary of Liberty Global takes with respect to any or all income tax, social insurance, payroll tax or other tax-related withholding related to the Exchange Offer or New SARs (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items is and remains your sole responsibility and may exceed the amount actually withheld by Liberty Global or its subsidiaries, if any. You further acknowledge that Liberty Global and/or its subsidiaries (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Exchange Offer and the New SARs, including, but not limited to, the exchange of Eligible Awards, grant, vesting or exercise of the New SARs, the issuance of shares upon exercise, the subsequent sale of shares acquired pursuant to such exercise; and (2) do not commit to and are under no obligation to structure the terms of the Exchange Offer or New SARs to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you have become subject to tax in more than one jurisdiction between the date of the grant of New SARs and the date of any relevant taxable or tax withholding event, as applicable, you acknowledge that Liberty Global and/or its subsidiaries may be required to withhold or account for Tax-Related Items in more than one jurisdiction. In that regard, you authorize Liberty Global and/or its subsidiaries to withhold all Tax-Related Items legally payable by you pursuant to the terms of your new stock appreciation rights agreement and the 2005 Incentive Plan.

15.	Liberty Global and/or any independent firms hired with respect to the Exchange Offer cannot give you legal, tax or investment advice with regard to the Exchange Offer and Liberty Global has advised you to consult with your own legal, accounting and tax advisors as to the consequences of participating or not participating in the Exchange Offer before making any decision whether to participate.

16.	You understand that participation in the Exchange Offer will not be construed as a right to your continued employment or consulting relationship with Liberty Global or any of its subsidiaries for any period, and that your employment or consulting relationship can be terminated at any time by you, Liberty Global or one of its subsidiaries, as applicable, with or without cause or notice, in accordance with the terms of your employment or consulting relationship.

17.	You understand that, as described in the sections “The Exchange Offer-Conditions of The Exchange Offer” and “The Exchange Offer-Extension of Exchange Offer; Termination; Amendment” of the Exchange Offer Document, Liberty Global may extend, amend, withdraw or terminate the Exchange Offer and postpone its acceptance and cancellation of your Eligible Awards that you have tendered for exchange. In any such event, you understand that the Eligible Awards tendered for exchange but not accepted will remain in effect with their current terms and conditions.

18.	You understand that your elections pursuant to this Election Form will survive your death or incapacity and will be binding upon your heirs, personal representatives, successors and assigns.
Signature: _____________________________ __
Name:
Email Address:
Employee ID:
Date and Time:

CONTACT US SCREEN
[Administration] [Exchange Info] [Make an Election]
CONTACT INFO
If you have any questions regarding this Exchange Offer website, please contact one of the following members of the Liberty Global, Inc. equity administration team:
John Foley
Email: jfoley@lgi.com
Telephone: 1-303-220-6652
Nancy Egan
Email: negan@lgi.com
Telephone: 1-303-220-6608
Barbara Framsted
Email: bframsted@lgi.com
Telephone: 1-303-220-6642
The Liberty Global Exchange Offer closes 11:59 p.m., Eastern time, June 16, 2009, unless extended. You will be notified if the Exchange Offer is extended.
Netherlands residents: Dutch Tax and Social Security Contribution Agreement should be printed, signed by you and submitted to Liberty Global by email to equity@lgi.com, fax to Human Resources Dept., ATTN: John Foley at 1-303-220-6639, or delivery by hand, registered mail, or courier to Liberty Global Human Resources Dept., ATTN: John Foley, 12300 Liberty Blvd., Englewood, CO 80112.
Residents of countries other than the United States, United Kingdom, Netherlands, and Ireland: Election Form must be printed, signed and submitted to Liberty Global by email to equity@lgi.com or fax 1-303-220-6639